Exhibit 99.2

APRIL 29, 2025

BRIGHTSPIRE CAPITAL

SUPPLEMENTAL FINANCIAL REPORT

FIRST QUARTER 2025



CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; the Company's operating results may differ materially from the information presented in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as well as in the Company's other filings with the Securities and Exchange Commission; defaults by borrowers in paying debt service on outstanding indebtedness; borrowers' abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including the impact of higher interest expense, depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations, population shifts and migration, reduced demand for office, multifamily, hospitality or retail space) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; the fair value of the Company's investments may be subject to uncertainties (including impacts associated with inflationary trends, the volatility of interest rates and credit spreads, increased market volatility affecting commercial real estate businesses and public securities); the Company's use of leverage and interest rate mismatches between the Company's assets and borrowings could hinder its ability to make distributions and may significantly impact its liquidity position; the timing of and ability to generate additional liquidity and deploy available liquidity, including in senior mortgage loans; whether the Company will achieve its anticipated Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company's ability to maintain or grow the dividend at all in the future; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including available capacity under and margin calls on master repurchase facilities; lease payment defaults or deferrals, demands for protective advances and capital expenditures; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; the ability to execute CRE CLO's on a go forward basis, including at a reduced cost of capital; the impact of legislative, regulatory, tax and competitive changes, regime changes and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business; and the ongoing impacts of global geopolitical uncertainties and unforeseen public health crises on the real estate market. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as well as in BrightSpire Capital's other filings with the Securities and Exchange Commission.

We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. BrightSpire Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and BrightSpire Capital does not intend to do so.

COMPANY HIGHLIGHTS

BrightSpire Capital, Inc. ("BRSP" or the "Company") is a large publicly-traded, diversified and internally-managed commercial real estate credit REIT

Diversified Portfolio

$3.7B Total At-Share Assets (Undepreciated)	**$2.5B** Total Loan Portfolio (**74** Total Loans)
97% Floating-Rate Loan Portfolio	**$33M** Average Loan Size
86% <$50M Loan Size (Based on Loan Count)	**7.4%** W.A. Unlevered All-in Yield[1]

Liquidity & Capitalization

$310M Total Liquidity[2]*	**$145M** Total Unrestricted Cash (or **$1.11** per share)[3]
$165M Fully Undrawn Corporate Revolver[3]	**$1.2B** Master Repurchase Facilities Availability[3]
2.0x Debt-to-Equity Ratio[4]	**5.96%** W.A. All-in Cost of Financing[5]

Ample Liquidity for New Loan Originations

Earnings & Dividend

$0.16 Q1'25 Adjusted Distributable Earnings Per Share**	
$0.16 Q1'25 Quarterly Dividend Per Share	**13.4%** Annualized Dividend Yield[6]
$1.1B Undepreciated Book Value***	**$8.75** Undepreciated Book Value Per Share***

BRIGHTSPIRE CAPITAL

* Excludes $56M of approved but undrawn borrowings available on our credit facilities as of April 25, 2025
** Refer to the Appendix for a definition and reconciliation to GAAP net income (loss)
*** Refer to the Appendix for a definition and reconciliation to GAAP net book value
As of March 31, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

SUMMARY RESULTS & SUBSEQUENT EVENTS UPDATE

FINANCIAL RESULTS	• GAAP Net Income of $5.3 million, or **$0.04 per share** • Distributable Earnings of $11.4 million, or **$0.09 per share** • Adjusted Distributable Earnings of $20.1 million, or **$0.16 per share** • Declared and paid a dividend of $0.16 per share for Q1'25, **13.4%** yield on current share price[(6)] • GAAP net book value of **$7.92 per share** and undepreciated book value of **$8.75 per share**

PORTFOLIO	• **$3.7 billion** total at-share assets; predominantly floating rate senior loans
	• **$2.5 billion** loan portfolio with an average loan size of **$33 million** and W.A. unlevered yield of **7.4%**
	  • **$49 million of positive net deployment year-to-date[(3)]**
	    – Committed **$112 million** of capital across four new loans in Q1'25. Subsequent to Q1'25, committed **$70 million** of capital across one new loan[(3)]
	    – **$133 million** of repayment proceeds across nine loans in Q1'25
	  • W.A. risk ranking of **3.2** in line with TTM (3.2 as of Q4'24)
	    – Watch list: one loan removed and one loan added
	    – 7 watch list loans totaling $396 million or 16% of the loan portfolio (vs. 7 loans for $411 million at Q4'24)
	  • Total CECL reserve of $156 million or $1.19 per share (no specific CECL reserve on balance sheet as of Q1'25)
	• Sold the Oakland, CA office REO property for **$5 million** of net proceeds

LIQUIDITY & CAPITALIZATION	• **$310 million** of available liquidity* (**$145 million** of unrestricted cash and **$165 million** of revolver capacity)[(2)] • **$2.0 billion** of total master repurchase facility capacity with **$1.2 billion** of availability[(3)] • Repurchased **0.2 million shares** or $1.1 million of Class A common stock at a blended price of $5.59 per share

BRIGHTSPIRE CAPITAL

* Excludes $56M of approved but undrawn borrowings available on our credit facilities as of April 25, 2025
As of March 31, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

FINANCIAL OVERVIEW

Key Financial Metrics

GAAP Net Income ($M) Per Share	**$5.3** $0.04
Distributable Earnings ($M) Per Share	**$11.4** $0.09
Adjusted Distributable Earnings ($M) Per Share	**$20.1** $0.16
Total At-Share Assets ($B) (Undepreciated)	**$3.7**
Total Debt Outstanding (UPB) ($B) Debt-to-Equity[4]	**$2.3** 2.0x
Book Value (GAAP) ($B) Per Share	**$1.0** $7.92
Book Value (Undepreciated) ($B) Per Share	**$1.1** $8.75
CECL Reserve (General) ($M) Per Share / Basis Points ("BPS")[7]	**$156.1** $1.19 / 608 bps
CECL Reserve (Specific) ($M) Per Share	**--** --

Capital Structure



1%
17%
33%
21%
28%
Total capitalization
$3.5B
Stockholders' equity (undepreciated)
Securitization bonds payable (non-recourse)
Master repurchase facilities (limited recourse)
Mortgage debt (non-recourse)
Other debt (non-recourse)

Undepreciated Book Value Per Share Bridge



$9.00
$8.50
$8.00
$7.50
$7.00
$8.89
($0.11)
($0.03)
$8.75
12/31/24 Undepreciated BVPS
Equity-based Compensation
Non-GAAP RE Impairment
3/31/25 Undepreciated BVPS

BRIGHTSPIRE CAPITAL

As of March 31, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

PORTFOLIO OVERVIEW

Investment Type

*Based on **GAAP** net carrying value as of March 31, 2025*



Loan portfolio
Net lease & other real estate
CRE debt securities[8]
<1%
19%
81%

Property Type

*Based on **GAAP** gross carrying value as of March 31, 2025*



Multifamily
Office (loan portfolio)
Office (NNN & Other RE)
Industrial
Hotel
Mixed-use & Other
Retail
1%
6%
6%
8%
14%
22%
43%

Portfolio Overview

(At BRSP share)	Investment count	Carrying value	Net carrying value	Per share
Senior mortgage loans	72	$ 2,411	$ 735	$ 5.62
Mezzanine loans	2	46	46	0.36
General CECL reserves		(156)	(156)	(1.19)
Total loan portfolio	**74**	**2,302**	**625**	**4.79**
Net lease & other real estate	16	$ 848	$ 184	$ 1.41
CRE debt securities[8]	1	2	2	0.02
Total investment portfolio	**91**	**$ 3,152**	**$ 811**	**$ 6.21**
Plus: cash & net assets[9]		390	224	1.71
Total - GAAP		**$ 3,542**	**$ 1,035**	**$ 7.92**
Plus: accumulated D&A[10]		241	241	1.85
Less: non-GAAP impairment of real estate[11]		(133)	(133)	(1.02)
Total - Undepreciated		**$ 3,651**	**$ 1,144**	**$ 8.75**

BRIGHTSPIRE CAPITAL

Above charts exclude the impact of CECL reserves. In addition, "Property Type" chart excludes CRE debt securities
$ in millions, except per share data; as of March 31, 2025; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO OVERVIEW

Overview

74	Total number of investments
$2.5B	Total loan portfolio
$33M	Average investment size
0.6 yrs.	W.A. remaining term[12]
1.6 yrs.	W.A. extended remaining term[13]
7.4%	W.A. unlevered all-in yield[1]
3.2	W.A. risk ranking
99%	of senior loans are floating rate

Investment Type



2%
98%
Senior mortgage loans
Mezzanine loans

Property Type



8%
2%
8%
53%
29%
Multifamily
Hotel
Industrial
Office
Mixed-use & Other

Region



West
45%
Southwest
34%
Southeast
8%
Northeast
13%

Loan Portfolio Activity



$2,519
Total Loan Count
76
$108
$8
($133)
($33)
($11)
$2,458
Total Loan Count
74
12/31/24 Loan Portfolio
Total New Loans (Initial Fundings)
Additional Loan Fundings (14)
Total Repayments
REO (15)
Other (16)
3/31/2025 Loan Portfolio

BRIGHTSPIRE CAPITAL

Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves
$ in millions, unless otherwise stated; as of March 31, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO DIVERSIFICATION

(At BRSP share)	Number of investments	Collateral Type: Carrying value	Collateral Type: % of carrying value	Region Exposure as a % of Carrying Value: West	Region Exposure as a % of Carrying Value: Southwest	Region Exposure as a % of Carrying Value: Northeast	Region Exposure as a % of Carrying Value: Southeast
Multifamily	44	$ 1,305,221	53%	22%	25%	2%	5%
Office	21	720,107	29%	12%	9%	5%	3%
Hotel	2	206,903	8%	8%	--	--	--
Mixed-use & Other	5	189,900	8%	1%	--	6%	--
Industrial	2	35,704	2%	2%	--	--	--
Total	**74**	**$ 2,457,835**	**100%**	**45%**	**34%**	**13%**	**8%**
General CECL reserves		(156,061)					
Total – Net of general CECL reserves		**$ 2,301,775**					

Property Type Exposure by Region



Multifamily
9%
3%
47%
41%
Office
12%
18%
41%
29%
Hotel
100%
Mixed-use & Other
19%
81%
Industrial
100%
West
Southwest
Northeast
Southeast

Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves
$ in thousands; as of March 31, 2025; at BRSP share

LOAN PORTFOLIO SUMMARY

(At BRSP share)	Number of investments		Carrying value	% of carrying value		Net carrying value	W.A. unlevered all-in yield[1]	W.A. extended term (years)[13]
Floating rate								
Senior mortgage loans	71	$	2,391,624	97%	$	715,114	7.3%	1.6
Total / W.A. floating rate	**71**		**2,391,624**	**97%**		**715,114**	**7.3%**	**1.6**
Fixed rate								
Senior mortgage loans	1		19,804	1%		19,804	15.0%	1.9
Mezzanine loans	2		46,407	2%		46,407	8.2%	1.9
Total / W.A. fixed rate	**3**		**66,211**	**3%**		**66,211**	**10.2%**	**1.9**
Total / W.A.	**74**	**$**	**2,457,835**	**100%**	**$**	**781,325**	**7.4%**	**1.6**
General CECL reserves			(156,061)			(156,061)		
Total / W.A. – Net of general CECL reserves		**$**	**2,301,775**		**$**	**625,265**		

$ in thousands; as of March 31, 2025; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO MATURITIES

Weighted average fully extended remaining term of approximately 1.6 years across the loan portfolio

Fully Extended Loan Maturities[13]



$ in Millions
$1,000
$750
$500
$250
$0
Fully extended loan maturities (carrying value)
Unfunded commitments
$515
$16
$855
$37
$928
$42
$160
$16
2025
2026
2027
2028+

BRIGHTSPIRE CAPITAL

Above chart based on GAAP gross carrying value and excludes the impact of CECL reserves
As of March 31, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO RISK RANKINGS & CECL RESERVE

Risk Ranking Overview



Q4'24
Q1'25
Q4'24 W.A. Risk Ranking: 3.2
Q1'25 W.A. Risk Ranking: 3.2
84%
84%
Loan Count 69
Loan Count 67
Risk Rank 4 & 5
Q4'24: 16% | 7 loans
Q1'25: 16% | 7 loans
Loan Count 5
Loan Count 5
Loan Count 2
Loan Count 2
8%
8%
8%
8%
0%
0%
0%
0%
1
2
3
4
5

CECL Reserve Overview



Specific CECL Reserve
General CECL Reserve
No specific CECL reserve on balance sheet for Q4'24 & Q1'25
Total Reserve
$166M ($1.28/share)
$166M
Total Reserve
$156M ($1.19/share)
$156M
Q4'24
Q1'25

BRIGHTSPIRE CAPITAL

Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves, unless otherwise stated
As of March 31, 2025, unless otherwise stated; at BRSP share

NET LEASE REAL ESTATE & OTHER REAL ESTATE SUMMARY

(At BRSP share)	Number of investments	BRSP ownership %	Rentable square feet ("RSF") / Units	Carrying value (Undep.)	Net carrying value (Undep.)	% of net carrying value (Undep.)	Q1'25 NOI (at BRSP share)	W.A. % leased at end of period[17]	W.A. remaining lease term (years)[18]
Net lease real estate ("NNN")									
Industrial	1	100%	2,787 RSF	$ 292,156	$ 92,156	35%	$ 5,051	100%	13.4
Office	3	100%	1,812 RSF	236,621	44,308	17%	5,996	100%	4.7
Retail	4	100%	468 RSF	42,440	5,326	2%	1,019	100%	3.2
Total / W.A. - NNN	**8**	**100%**	**5,068 RSF**	**$ 571,218**	**$ 141,790**	**54%**	**$ 12,066**	**100%**	**9.0**
Other real estate ("Other RE") *									
Office	4	95%	1,693 RSF	$ 212,651	$ 59,031	23%	$ 3,647	63%	4.2
Multifamily	4	100%	1,311 Units	142,239	60,705	23%	999	76%	n/a
Total / W.A. – Other RE	**8**	**97%**	**n/a**	**$ 354,890**	**$ 119,736**	**46%**	**$ 4,646**	**68%**	**4.2**
Total / W.A.	**16**	**99%**	**n/a**	**$ 926,108**	**$ 261,526**	**100%**	**$ 16,712**	**88%**	**7.7**

Region


West
38%
Southwest
15%
Midwest
15%
Northeast
17%
Europe
15%

Property Type


5%
15%
48%
32%
Office
Industrial
Multifamily
Retail

W.A. Remaining Lease Term[18]


<1%
39%
61%
5.0+
2.5 - 5.0
<2.5

* Includes $202M and $121M of undepreciated ("undep.") carrying value and undep. net carrying value, respectively, related to six REO assets (two office and four multifamily)

Above charts based on undepreciated carrying value; $ and RSF in thousands; as of March 31, 2025, unless otherwise stated; at BRSP share

See footnotes in the appendix

BRIGHTSPIRE CAPITAL

LOAN PORTFOLIO WATCH LIST LOANS

Investment	San Jose, CA Senior Loan (Loan 66)	Santa Clara, CA Senior Loan (Loan 1)	Las Vegas, NV Senior Loan (Loan 2)	Tualatin, OR Senior Loan (Loan 48)	Reston, VA Senior Loan (Loan 51)	Dallas, TX Senior Loan (Loan 52)	Austin, TX Senior Loan (Loan 28)
Risk Ranking (Q1'25 / Q4'24)	5 / 5	5 / 5	4 / 4	4 / 4	4 / 4	4 / 4	4 / 3
Investment Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Origination Date / Transaction Type	January 2018 / Acquisition	June 2019 / Acquisition	May 2022 / Acquisition	November 2021 / Refinancing	September 2021 / Refinancing	November 2021 / Refinancing	November 2021 / Acquisition
Collateral	Hotel / 541 Keys	Multifamily (Land) / 950 Units	Multifamily / 240 Units	Office / 342k RSF	Office / 270k RSF	Office / 328k RSF	Multifamily / 150 Units
Carrying Value	$135M	$57M	$56M	$44M	$41M	$40M	$23M
Loan Basis	$250k / Key	$60k / Unit	$233k / Unit	$129 / RSF	$152 / RSF	$122 / RSF	$153k / Unit
Cash Coupon	n/a*	n/a*	SOFR + 2.0%	SOFR + 1.5%	SOFR + 2.1%	SOFR + 4.0%	SOFR + 3.4%
Extended Maturity Date[13]	November 2026	June 2025	June 2027	December 2026	October 2026	December 2025	November 2026

BRIGHTSPIRE CAPITAL

* Loans that are on non-accrual status
As of March 31, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

REAL ESTATE OWNED

Investment	Multifamily Arlington, TX (Other Real Estate 3)	Multifamily Phoenix, AZ (Other Real Estate 4)	Multifamily Fort Worth, TX (Other Real Estate 5)	Multifamily Mesa, AZ (Other Real Estate 6)	Office Long Island City, NY (Other Real Estate 7)	Office Long Island City, NY (Other Real Estate 8)
Acquisition Date	July 2024	December 2023	November 2024	February 2025	June 2023	June 2023
Rentable Square Feet ("RSF") / Units	436 Units	236 Units	354 Units	285 Units	221k RSF	128k RSF
Collateral Basis	$89k / Unit	$157k / Unit	$96k / Unit	$112 / RSF	$140 / RSF	$227 / RSF
Undepreciated Carrying Value	$39M	$37M	$34M	$32M	$31M	$29M
Outstanding Debt	$26M	$20M	$17M	$19M	--	--
Undepreciated Net Carrying Value	$14M	$17M	$17M	$13M	$31M	$29M
W.A. % Leased[17]	65%	92%	71%	78%	31%	2%
W.A. Lease Term (Yrs.)[18]	n/a	n/a	n/a	n/a	3.9	4.9

BRIGHTSPIRE CAPITAL

As of March 31, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL

Loan Portfolio

(At BRSP share)	Investment Type	Origination date	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[1]	Extended maturity date[13]	LTV	Q1'25 Risk ranking	Q4'24 Risk ranking
Multifamily											
Loan 1*,**	Senior	Jun-19	Santa Clara, CA	$ 57	Floating	n/a	n/a	Jun-25	69%	5	5
Loan 2	Senior	May-22	Las Vegas, NV	56	Floating	S+2.0%	7.9%	Jun-27	74%	4	4
Loan 3	Senior	Mar-22	Austin, TX	50	Floating	S+3.3%	7.6%	Mar-27	75%	3	3
Loan 4	Senior	Jul-21	Dallas, TX	50	Floating	S+3.4%	7.7%	Aug-26	74%	3	3
Loan 5	Senior	May-21	Las Vegas, NV	48	Floating	S+2.5%	8.5%	Jun-26	70%	3	3
Loan 6	Senior	Mar-22	Louisville, KY	43	Floating	S+3.7%	8.0%	Apr-27	72%	3	3
Loan 7	Senior	Jul-21	Jersey City, NJ	42	Floating	S+3.1%	7.4%	Aug-26	66%	3	3
Loan 8	Senior	Jul-21	Dallas, TX	40	Floating	S+3.2%	7.5%	Aug-26	77%	3	3
Loan 9	Senior	Mar-22	Long Beach, CA	40	Floating	S+3.4%	7.7%	Apr-27	80%	3	3
Loan 10	Senior	Jul-22	Irving, TX	38	Floating	S+3.6%	7.9%	Aug-27	75%	3	3
Subtotal / W.A. top 10 multifamily				$ 465		2.7%	6.8%	Oct-26	n/a	3.4	n/a
Loan 11	Senior	Dec-20	Austin, TX	$ 37	Floating	S+3.2%	7.5%	Jan-26	54%	3	3
Loan 12	Senior	Jan-22	Dallas, TX	37	Floating	S+3.5%	7.8%	Feb-27	75%	3	3
Loan 13	Senior	Jan-22	Los Angeles, CA	36	Floating	S+3.4%	7.7%	Feb-27	76%	3	3
Loan 14	Senior	Jul-21	Phoenix, AZ	33	Floating	S+3.4%	7.7%	Aug-26	73%	3	3
Loan 15	Senior	Feb-25	Henderson, NV	33	Floating	S+3.4%	8.2%	Mar-30	59%	3	n/a
Loan 16	Mezzanine	Feb-22	Las Vegas, NV	32	Fixed	7.0%	12.0%	Feb-27	57% – 82%	3	3
Loan 17	Senior	Apr-21	Las Vegas, NV	31	Floating	S+3.2%	7.5%	May-26	76%	3	3
Loan 18	Senior	Apr-22	Mesa, AZ	30	Floating	S+3.4%	8.0%	May-27	75%	3	3
Loan 19	Senior	Feb-22	Long Beach, CA	30	Floating	S+3.4%	7.7%	Mar-27	71%	3	3
Loan 20	Senior	Feb-25	Las Vegas, NV	29	Floating	S+2.7%	7.5%	Mar-30	70%	3	n/a
Subtotal / W.A. top 20 multifamily				$ 793		3.1%	7.4%	Jan-27	n/a	3.2	n/a
Loan 21	Senior	Aug-21	Glendale, AZ	$ 29	Floating	S+3.3%	7.6%	Sep-26	85%	3	3
Loan 22	Senior	May-21	Houston, TX	28	Floating	S+3.1%	7.4%	Jun-26	66%	3	3
Loan 23	Senior	Dec-21	Fort Mill, SC	27	Floating	S+3.3%	7.6%	Jan-27	71%	3	3
Loan 24	Senior	Dec-21	Phoenix, AZ	26	Floating	S+3.6%	7.9%	Jan-27	75%	3	3
Loan 25	Senior	Jul-22	Irving, TX	25	Floating	S+3.6%	7.9%	Aug-27	72%	3	3
Loan 26	Senior	Mar-22	Glendale, AZ	25	Floating	S+3.5%	7.8%	Mar-27	73%	3	3
Loan 27	Senior	Mar-22	Phoenix, AZ	24	Floating	S+3.7%	8.3%	Apr-27	74%	3	3
Loan 28	Senior	Nov-21	Austin, TX	23	Floating	S+3.4%	7.9%	Nov-26	78%	4	3
Loan 29	Senior	Feb-25	Denver, CO	23	Floating	S+3.3%	8.1%	Mar-28	68%	3	n/a
Loan 30	Senior	Jan-25	Lebanon, TN	22	Floating	S+3.4%	8.7%	Feb-30	71%	3	n/a
Loan 31	Senior	Jun-21	Phoenix, AZ	22	Floating	S+3.3%	7.6%	Jul-26	71%	3	3
Loan 32	Senior	Jul-21	Aurora, CO	21	Floating	S+3.2%	7.6%	Jul-26	73%	3	3
Loan 33	Senior	Dec-24	Seattle, WA	21	Floating	S+2.8%	7.6%	Jan-30	65%	3	3

BRIGHTSPIRE CAPITAL

* Loans in which the underlying collateral is related to a construction/development project
** Loans that are on non-accrual status
$ in millions; as of March 31, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

Loan Portfolio (Cont'd)

(At BRSP share)	Investment Type	Origination date	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[1]	Extended maturity date[13]	LTV	Q1'25 Risk ranking	Q4'24 Risk ranking
Loan 34	Senior	Jan-22	Austin, TX	20	Floating	S+3.4%	7.7%	Feb-27	76%	3	3
Loan 35	Senior	Aug-21	La Mesa, CA	20	Floating	S+3.0%	7.3%	Aug-25	72%	3	3
Loan 36	Senior	Oct-24	Garland, TX	20	Floating	S+3.7%	8.3%	Nov-29	70%	3	3
Loan 37	Senior	Dec-21	Gresham, OR	19	Floating	S+3.6%	7.9%	Jan-27	76%	3	3
Loan 38	Senior	Sep-21	Bellevue, WA	19	Floating	S+3.0%	7.3%	Sep-25	71%	3	3
Loan 39	Senior	May-22	Charlotte, NC	19	Floating	S+3.5%	7.8%	May-27	70%	3	3
Loan 40	Senior	Apr-22	Tacoma, WA	18	Floating	S+3.0%	7.3%	May-27	64%	3	3
Loan 41	Senior	Jul-21	Salt Lake City, UT	18	Floating	S+3.4%	7.7%	Aug-26	73%	3	3
Loan 42	Senior	Jun-21	Phoenix, AZ	18	Floating	S+3.2%	7.5%	Jul-26	75%	3	3
Loan 43	Senior	Nov-24	Garland, TX	12	Floating	S+3.5%	8.1%	Dec-29	63%	3	3
Loan 44	Senior	Mar-22	Glendale, AZ	12	Floating	S+3.5%	7.8%	Mar-27	73%	3	3
Total / W.A. multifamily loans				$ 1,305		3.2%	7.5%	Mar-27	n/a	3.1	n/a
Office											
Loan 45	Senior	Jan-21	Phoenix, AZ	$ 75	Floating	S+3.7%	8.5%	Feb-26	72%	3	3
Loan 46	Senior	Aug-18	San Jose, CA	74	Floating	S+2.6%	6.9%	Aug-25	81%	3	3
Loan 47	Senior	Feb-19	Baltimore, MD	59	Floating	S+3.6%	7.9%	Feb-27	74%	3	3
Loan 48	Senior	Nov-21	Tualatin, OR	44	Floating	S+1.5%	10.8%	Dec-26	66%	4	4
Loan 49	Senior	Apr-22	Plano, TX	41	Floating	S+4.1%	8.4%	May-27	70%	3	3
Loan 50	Senior	May-22	Plano, TX	41	Floating	S+4.3%	8.6%	Jun-27	64%	3	3
Loan 51	Senior	Sep-21	Reston, VA	41	Floating	S+2.1%	8.4%	Oct-26	71%	4	4
Loan 52	Senior	Nov-21	Dallas, TX	40	Floating	S+4.0%	8.3%	Dec-25	61%	4	4
Loan 53	Senior	Apr-22	San Jose, CA	34	Floating	S+4.2%	8.5%	Apr-27	70%	3	3
Loan 54	Senior	Apr-21	San Diego, CA	34	Floating	S+3.6%	7.9%	May-26	55%	3	3
Subtotal / W.A. top 10 office				$ 482		3.3%	8.3%	Aug-26	n/a	3.3	n/a
Loan 55	Senior	Mar-22	Blue Bell, PA	$ 29	Floating	S+4.2%	8.5%	Apr-25	80%	3	3
Loan 56	Senior	Oct-21	Blue Bell, PA	29	Floating	S+3.8%	8.1%	Apr-25	78%	3	3
Loan 57	Senior	Feb-19	Charlotte, NC	28	Floating	S+3.3%	7.6%	Jul-25	72%	3	3
Loan 58	Senior	Dec-18	Carlsbad, CA	27	Floating	S+3.9%	8.2%	Dec-25	73%	3	3
Loan 59	Senior	Jul-21	Denver, CO	23	Floating	S+4.4%	8.7%	Aug-26	71%	3	3
Loan 60	Senior	Aug-19	San Francisco, CA	23	Floating	S+2.9%	7.3%	Sep-25	84%	3	3
Loan 61	Senior	Oct-21	Burbank, CA	18	Floating	S+4.0%	8.3%	Nov-26	51%	3	3
Loan 62	Senior	Oct-20	Denver, CO	18	Floating	S+3.7%	8.0%	Nov-25	64%	3	3
Loan 63	Senior	Nov-21	Charlotte, NC	15	Floating	S+4.5%	8.8%	Dec-26	67%	3	3
Loan 64 *	Mezzanine	Feb-23	Baltimore, MD	15	Fixed	n/a	n/a	Feb-27	74% – 75%	3	3
Loan 65	Senior	Nov-21	Richardson, TX	13	Floating	S+4.1%	8.4%	Dec-26	68%	3	3
Total / W.A. office loans				$ 720		3.4%	8.1%	May-26	n/a	3.2	n/a

* Loans that are on non-accrual status
$ in millions; as of March 31, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

Loan Portfolio (Cont'd)

(At BRSP share)	Investment Type	Origination date	City, State		Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[1]	Extended maturity date[13]	LTV	Q1'25 Risk ranking	Q4'24 Risk ranking
Hotel												
Loan 66 *	Senior	Jan-18	San Jose, CA	$	135	Floating	n/a	n/a	Nov-26	75%	5	5
Loan 67	Senior	Jun-18	Englewood, CO		72	Floating	S+3.5%	7.8%	May-25	68%	3	3
Total / W.A. hotel loans				$	207		1.2%	2.7%	May-26	n/a	4.3	n/a
Mixed-use & Other												
Loan 68	Senior	Oct-19	Brooklyn, NY	$	79	Floating	S+4.2%	8.5%	Nov-25	79%	3	3
Loan 69	Senior	Jan-22	New York, NY		46	Floating	S+3.5%	7.8%	Feb-27	76%	3	3
Loan 70	Senior	May-22	Brooklyn, NY		29	Floating	S+4.4%	8.7%	May-27	68%	3	3
Loan 71	Senior	Apr-24	South Pasadena, CA		20	Fixed	15.0%	15.0%	Feb-27	28%	3	3
Loan 72	Senior	Aug-21	Los Angeles, CA		16	Floating	S+4.6%	8.9%	Sep-26	58%	3	3
Total / W.A. mixed-use & other loans				$	190		5.2%	9.1%	Aug-26	n/a	3.0	n/a
Industrial												
Loan 73	Senior	Jul-22	Ontario, CA	$	24	Floating	S+3.3%	8.0%	Aug-27	66%	3	3
Loan 74	Senior	Mar-22	Commerce, CA		12	Floating	S+3.3%	7.6%	Apr-27	60%	3	3
Total / W.A. industrial loans				$	36		3.3%	7.8%	Jun-27	n/a	3.0	n/a
Total / W.A. loan portfolio				$	2,458		3.2%	7.4%	Nov-26	n/a	3.2	n/a
General CECL reserves					(156)							
Total / W.A. loan portfolio, net of general CECL reserves				$	2,302							

BRIGHTSPIRE CAPITAL

* Loans that are on non-accrual status
$ in millions; as of March 31, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL (CONT'D)

Net Lease Real Estate & Other Real Estate

(At BRSP share)	Origination date	Collateral type	City, State	Undepreciated carrying value	Undepreciated net carrying value	Q1'25 NOI	# of properties	Rentable square feet ("RSF") / Units	W.A. % leased[17]	W.A. lease term (yrs)[18]
Net lease real estate										
Net lease 1	Aug-18	Industrial	Various - U.S.	$ 292	$ 92	$ 5.1	2	2,787 RSF	100%	13.4
Net lease 2	Jul-18	Office	Stavenger, Norway	143	--	4.2	1	1,291 RSF	100%	5.2
Net lease 3	Jul-06	Office	Aurora, CO	55	26	1.1	1	184 RSF	100%	2.7
Net lease 4	Jun-06	Office	Indianapolis, IN	39	18	0.7	1	338 RSF	100%	5.8
Net lease 5	Sep-06	Retail	Various - U.S.	28	--	0.6	7	320 RSF	100%	2.7
Net lease 6	Sep-06	Retail	Keene, NH	7	--	0.1	1	45 RSF	100%	3.8
Net lease 7	Sep-06	Retail	South Portland, ME	5	5	0.2	1	53 RSF	100%	6.8
Net lease 8	Sep-06	Retail	Fort Wayne, IN	3	--	0.1	1	50 RSF	100%	0.4
Total / W.A. net lease real estate				$ 571	$ 142	$ 12.1	15	5,068 RSF	100%	9.0
Other real estate										
Other real estate 1 *	Sep-14	Office	Creve Coeur, MO	$ 90	--	$ 2.2	7	848 RSF	80%	3.5
Other real estate 2 *	Dec-14	Office	Warrendale, PA	62	--	1.2	5	496 RSF	83%	5.0
Other real estate 3	Jul-24	Multifamily	Arlington, TX	39	14	(0.1)	1	436 Units	65%	n/a
Other real estate 4	Dec-23	Multifamily	Phoenix, AZ	37	17	0.5	1	236 Units	92%	n/a
Other real estate 5	Nov-24	Multifamily	Fort Worth, TX	34	17	0.2	1	354 Units	71%	n/a
Other real estate 6	Feb-25	Multifamily	Mesa, AZ	32	13	0.3	1	285 Units	78%	n/a
Other real estate 7	Jun-23	Office	Long Island City, NY	31	31	0.4	1	221 RSF	31%	3.9
Other real estate 8	Jun-23	Office	Long Island City, NY	29	29	(0.2)	1	128 RSF	2%	4.9
Total / W.A. other real estate				$ 355	$ 120	$ 4.6	18	n/a	68%	4.2
Total / W.A. net lease real estate and other real estate				$ 926	$ 262	$ 16.7	33	n/a	88%	7.7

CRE Debt Securities

(At BRSP share)	Carrying value
CRE debt securities	
CRE debt securities (1 investment)[18]	$ 2
Total / W.A. CRE debt securities	$ 2

BRIGHTSPIRE CAPITAL

* The extended maturity of the debt on Other real estate 1 is December 2028. The mortgage payable collateralized by Other real estate 2 is in maturity default as of January 2025. The Company is currently negotiating an extension with its lender and remains current on interest payments
$ in millions; rentable square feet in thousands; as of March 31, 2025; at BRSP share
See footnotes in the appendix

CAPITALIZATION HIGHLIGHTS

Diversified capital structure of primarily non-recourse debt and a 2.0x debt-to-equity ratio. Embedded capacity under existing financing facilities including an undrawn corporate revolver and $1.2B of repurchase facilities availability

Key Financial Metrics

$3.5B	Total capitalization *(excluding cash)*
$2.3B	Total outstanding debt
$165M	Corporate revolving credit facility availability *As of April 25, 2025 (fully undrawn)*
$1.2B	Master repurchase facilities availability *As of April 25, 2025*
2.0x	Debt-to-equity ratio[4]
64%	Debt-to-asset ratio[19]
5.96%	Blended all-in cost of financing[5]

Capital Structure



1%
17%
33%
Total capitalization
$3.5B
21%
28%

- Stockholders' equity (undepreciated)
- Securitization bonds payable (non-recourse)
- Master repurchase facilities (limited recourse)
- Mortgage debt (non-recourse)
- Other debt (non-recourse)

As of March 31, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

CAPITALIZATION SUMMARY

(At BRSP share)	Recourse vs. non-recourse[20]	W.A. extended maturity[21]	W.A. contractual interest rate[21]	W.A. all-in COF[5]	Outstanding debt (UPB)
Corporate debt					
Corporate revolving credit facility	Recourse	Jan-27	S + 2.25%	6.68%	$ -
Investment-level debt					
Master repurchase facilities	Limited recourse	Feb-28	S + 2.14%	6.46%	733,494
Securitization bonds payable (2024-FL2)	Non-recourse	Aug-37	S + 2.47%	6.79%	583,875
Securitization bonds payable (2021-FL1)	Non-recourse	Aug-38	S + 1.71%	6.14%	406,208
Mortgage debt – net lease (fixed)	Non-recourse	Aug-29	4.39%	4.39%	429,428
Mortgage debt – other real estate (fixed)	Non-recourse	May-27	4.40%	4.40%	153,620
Other debt	Non-recourse	Jun-26	5.50%	5.50%	34,466
Total / W.A. debt (BRSP share)		**Jun-32**		**5.96%**	**$ 2,341,092**

	Book value
Stockholders' equity	$ 1,034,924
GAAP net book value (BRSP share)	**1,034,924**
Accumulated depreciation and amortization	241,234
Non-GAAP impairment of real estate	(132,635)
Undepreciated book value (BRSP share)	**1,143,523**
Total capitalization (undepreciated)	**$ 3,484,614**

BRIGHTSPIRE CAPITAL

Note: During the first quarter 2025, the Company recorded approximately $2.1M of amortization of deferred financing costs, which implies approximately 22 bps of annualized financing costs on the Company's total debt capacity as of March 31, 2025
$ in thousands; as of March 31, 2025; at BRSP share
See footnotes in the appendix

INTEREST RATE SENSITIVITY

Annual Net Interest Income Sensitivity to Changes in Benchmark Rates – Total Investment Portfolio

SOFR: 4.32%
(As of March 31, 2025)



$2.5
$0.0
($2.5)
($5.0)
($7.5)
$ in Millions
($5.2)
($0.04) per share
($4.0)
($0.03) per share
($2.7)
($0.02) per share
($1.4)
($0.01) per share
$1.4
$0.01 per share
(1.00%)
(0.75%)
(0.50%)
(0.25%)
0.25%
Incremental Rate of Change*

BRIGHTSPIRE CAPITAL

* Reflects incremental changes to SOFR spot rate as of March 31, 2025
$ in millions, except per share data; as of March 31, 2025; at BRSP share

APPENDIX



IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS

We present Distributable Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with GAAP, and this metric is a useful indicator for investors in evaluating and comparing our operating performance to our peers and our ability to pay dividends. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, beginning with our taxable year ended December 31, 2018. As a REIT, we are required to distribute substantially all of our taxable income and we believe that dividends are one of the principal reasons investors invest in credit or commercial mortgage REITs such as our company. Over time, Distributable Earnings has been a useful indicator of our dividends per share and we consider that measure in determining the dividend, if any, to be paid. This supplemental financial measure also helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations.

We define Distributable Earnings as GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our OP) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) acquisition costs from successful acquisitions, (iv) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (v) general CECL reserves, (vi) depreciation and amortization, (vii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (viii) one-time events pursuant to changes in GAAP and (ix) certain material non-cash income or expense items that in the judgment of management should not be included in Distributable Earnings. For clauses (viii) and (ix), such exclusions shall only be applied after approval by a majority of our independent directors. Distributable Earnings include specific CECL reserves.

Additionally, we define Adjusted Distributable Earnings as Distributable Earnings excluding (i) realized gains and losses on asset sales, (ii) fair value adjustments, which represent mark-to-market adjustments to investments in unconsolidated ventures based on an exit price, defined as the estimated price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants, (iii) unrealized gains or losses, (iv) specific CECL reserves and (v) one-time gains or losses that in the judgement of management should not be included in Adjusted Distributable Earnings. We believe Adjusted Distributable Earnings is a useful indicator for investors to further evaluate and compare our operating performance to our peers and our ability to pay dividends, net of the impact of any gains or losses on assets sales or fair value adjustments, as described above.

Distributable Earnings and Adjusted Distributable Earnings do not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income or an indication of our cash flows from operating activities determined in accordance with GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs. In addition, our methodology for calculating Distributable Earnings and Adjusted Distributable Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Distributable Earnings and Adjusted Distributable Earnings may not be comparable to the Distributable Earnings and Adjusted Distributable Earnings reported by other companies.

The Company calculates Distributable Earnings per share and Adjusted Distributable Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares.

We believe NOI to be a useful measure of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjustments for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company's properties, NOI provides a measure of operating performance independent of the Company's capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company's properties, and transaction costs and administrative costs, may limit the usefulness of NOI. NOI may fail to capture significant trends in these components of GAAP net income (loss) which further limits its usefulness.

NOI should not be considered as an alternative to net income (loss), determined in accordance with GAAP, as an indicator of operating performance. In addition, our methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies.

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS (CONT'D)

The Company presents pro rata ("at share" or "at BRSP share") financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests' ("NCI") share of assets, liabilities, profits and losses was computed by applying noncontrolling interests' economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company's economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company's pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP.

We present undepreciated book value, which is a non-GAAP supplemental financial measure. We believe that presenting undepreciated book value is a more useful and consistent measure of the value of our current portfolio and operations for our investors. It additionally enhances the comparability to our peers who do not hold real estate investments. Undepreciated book value excludes our share of accumulated depreciation and amortization on real estate investments (including related intangible assets and liabilities). Non-GAAP impairment of real estate and foreign currency translation excludes our share of the carrying value (including any related foreign currency translation) on certain net leased and other real estate office properties whose non-recourse mortgages mature within 12 months or who have been placed in a cash flow sweep by their lender. Our ability to refinance at their maturity dates is burdened by the current interest rate environment, lenders' aversion to finance or refinance office properties and/or associated improvements or paydowns potentially demanded at such properties. Loan maturity defaults can lead to foreclosures. Given this potential likelihood, we believe it is prudent to recognize impairments and exclude our share of the carrying value related to these properties. The Company calculates undepreciated book value per share based on the total number of outstanding common shares.

We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the principal amount divided by the appraisal value for the in-place collateral as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis.

Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value for the in-place collateral as of the date of the most recent as-is appraisal. Construction senior loans' loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis.

Mezzanine loans include attachment and detachment loan-to-values, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value for the in-place collateral as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value for the in-place collateral as of the date of the most recent appraisal. Construction mezzanine loans include attachment and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as-completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis.

We present risk rankings, which is a supplemental financial disclosure, for loans held for investment. In addition to reviewing loans held for investment for impairment quarterly, we evaluate loans held for investment to determine if a current expected credit losses reserve should be established. In conjunction with this review, we assess the risk factors of each senior and mezzanine loans and preferred equity and assign a risk ranking based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, our loans held for investment are ranked "1" through "5," from less risk to greater risk, and the rankings are updated quarterly. At the time of origination or purchase, loans held for investment are ranked as a "3" and will move accordingly going forward based on the rankings which are defined as follows:

1. *Very Low Risk*
2. *Low Risk*
3. *Medium Risk*
4. *High Risk / Potential for Loss – A loan that has a high risk of realizing a principal loss*
5. *Impaired / Loss Likely – A loan that has a very high risk of realizing a principal loss or has otherwise incurred a principal loss*

NOTES REGARDING REPORTABLE SEGMENTS

BrightSpire Capital, Inc. ("BRSP", "BrightSpire Capital", the "Company" or "We") currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business.

Senior and Mezzanine Loans and Preferred Equity ("Loans & Preferred Equity Portfolio" or "Loan Portfolio")
The Company's Loan Portfolio may include senior mortgage loans, mezzanine loans and preferred equity interests ("preferred equity") as well as participations in such loans. The Loan Portfolio may also include acquisition, development and construction loan arrangements accounted for as equity method investments.

- Senior mortgage loans may include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile
- Mezzanine loans may include other subordinated loans
- Preferred equity interests may include related equity participation interests

Net Leased Real Estate and Other Real Estate ("Net Lease and Other Real Estate")
The Company's Net Lease Real Estate investments includes direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance, capital expenditures and real estate taxes. Other Real Estate investments includes direct ownership in commercial real estate, with an emphasis on properties with stable cash flow. Net lease and other real estate includes deferred leasing costs and other net intangibles. Other real estate currently consists of two investments with direct ownership in commercial real estate, four additional properties that we acquired through foreclosure or deed-in-lieu of foreclosure and two properties that we consolidate as the primary beneficiary of the VIEs.

Corporate and Other
The Corporate segment includes corporate-level asset management and other fees including operating expenses, compensation and benefits and other fees including expenses related to our secured revolving credit facility. It currently includes CRE Debt Securities, which consists of one sub-portfolio of a real estate private equity interest ("Private Equity Interest" or "PE Interest").

CONSOLIDATED BALANCE SHEET

		March 31, 2025 (Unaudited)		December 31, 2024
Assets				
Cash and cash equivalents	$	200,911	$	302,173
Restricted cash		90,896		148,523
Loans held for investment		2,457,835		2,518,925
Current expected credit loss reserve		(155,365)		(165,932)
Loans held for investment, net		2,302,470		2,352,993
Real estate, net		782,248		777,421
Receivables, net		37,810		38,732
Deferred leasing costs and intangible assets, net		46,566		47,172
Assets held for sale		34,173		5,170
Other assets		55,579		51,294
Total assets	**$**	**3,550,653**	**$**	**3,723,478**
Liabilities				
Securitization bonds payable, net	$	983,357	$	1,087,074
Mortgage and other notes payable, net		627,390		619,055
Credit facilities		733,494		785,183
Accrued and other liabilities		82,020		82,625
Intangible liabilities, net		2,483		2,805
Escrow deposits payable		70,183		80,132
Dividends payable		20,843		20,793
Total liabilities		**2,519,770**		**2,677,667**
Commitments and contingencies				
Equity				
Stockholders' equity				
Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively		-		-
Common stock, $0.01 par value per share				
Class A, 950,000,000 shares authorized, 130,658,176 and 129,685,185 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively		1,307		1,297
Additional paid-in capital		2,865,666		2,865,341
Accumulated deficit		(1,827,543)		(1,812,083)
Accumulated other comprehensive loss		(4,506)		(6,337)
Total stockholders' equity		1,034,924		1,048,218
Noncontrolling interests in investment entities		(4,041)		(2,407)
Total equity		1,030,883		1,045,811
Total liabilities and equity	**$**	**3,550,653**	**$**	**3,723,478**

$ in thousands, except per share data; as of March 31, 2025, unless otherwise stated

CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Net interest income		
Interest income	$ 48,086	$ 67,563
Interest expense	(32,211)	(40,133)
Net interest income	15,875	27,430
Property and other income		
Property operating income	26,858	25,105
Other income	2,618	3,099
Total property and other income	29,476	28,204
Expenses		
Property operating expense	9,966	8,645
Transaction, investment and servicing expense	629	622
Interest expense on real estate	6,565	6,782
Depreciation and amortization	10,552	10,390
(Decrease) increase of current expected credit loss reserve	(235)	74,411
Compensation and benefits (including $4,213 and $2,170 of equity-based compensation expense, respectively)	10,429	8,771
Operating expense	3,214	3,199
Total expenses	41,120	112,820
Other income		
Other (loss) gain, net	(241)	331
Income (loss) before income taxes	3,990	(56,855)
Income tax expense	(282)	(252)
Net income (loss)	**3,708**	**(57,107)**
Net (income) loss attributable to noncontrolling interests:		
Investment entities	1,634	4
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	**$ 5,342**	**$ (57,103)**
Net income (loss) per common share – basic	**$ 0.04**	**$ (0.45)**
Net income (loss) per common share – diluted	**$ 0.04**	**$ (0.45)**
Weighted average shares of common stock outstanding – basic	**127,082**	**127,326**
Weighted average shares of common stock outstanding – diluted	**129,860**	**127,326**

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of March 31, 2025, unless otherwise stated; unaudited

CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT

	Three Months Ended March 31, 2025			
	Loan portfolio	Net leased and other real estate	Corporate and other	Total
Net interest income				
Interest income	$ 47,991	$ 28	$ 67	$ 48,086
Interest expense	(31,844)	(67)	(300)	(32,211)
Net interest income (expense)	16,147	(39)	(233)	15,875
Property and other income				
Property operating income	-	26,858	-	26,858
Other income	-	62	2,556	2,618
Total property and other income	-	26,920	2,556	29,476
Expenses				
Property operating expense	-	9,966	-	9,966
Transaction, investment and servicing expense	508	36	85	629
Interest expense on real estate	-	6,565	-	6,565
Depreciation and amortization	-	10,520	32	10,552
Decrease of current expected credit loss reserve	(235)	-	-	(235)
Compensation and benefits	-	-	10,429	10,429
Operating expense	-	-	3,214	3,214
Total expenses	273	27,087	13,760	41,120
Other income				
Other loss, net	-	(241)	-	(241)
Income (loss) before income taxes	**15,874**	**(447)**	**(11,437)**	**3,990**
Income tax expense	(28)	(254)	-	(282)
Net income (loss)	**15,846**	**(701)**	**(11,437)**	**3,708**
Net loss attributable to noncontrolling interests:				
Investment entities	-	1,634	-	1,634
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	**$ 15,846**	**$ 933**	**$ (11,437)**	**$ 5,342**

$ in thousands; as of March 31, 2025; unaudited

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Reconciliation of consolidated balance sheet to at share balance sheet

	As of March 31, 2025		
	Consolidated	NCI[22]	At BRSP share[23]
Assets			
Loans and preferred equity held for investment, net	$ 2,302,470	$ -	$ 2,302,470
Real estate, net	782,248	11,761	770,487
Deferred leasing costs and intangible assets, net	46,566	562	46,004
Assets held for sale	34,173	-	34,173
Cash, restricted cash, receivables and other assets	385,196	(4,016)	389,212
Total assets	**$ 3,550,653**	**$ 8,307**	**$ 3,542,346**
Liabilities			
Securitization bonds payable, net	$ 983,357	$ -	$ 983,357
Mortgage and other notes payable, net	627,390	11,421	615,969
Credit facilities	733,494	-	733,494
Intangible liabilities, net	2,483	210	2,273
Other liabilities, escrow deposits payable and dividends payable	173,046	717	172,329
Total liabilities	**$ 2,519,770**	**$ 12,348**	**$ 2,507,422**
Total equity	$ 1,030,883	$ (4,041)	$ 1,034,924
Total liabilities and equity	**$ 3,550,653**	**$ 8,307**	**$ 3,542,346**
Total outstanding shares - Class A common stock	130,658	130,658	130,658
GAAP net book value per share	$ 7.89	$ (0.03)	$ 7.92
Accumulated depreciation and amortization[10]	$ 246,093	$ 4,859	$ 241,234
Accumulated depreciation and amortization per share[10]	$ 1.88	$ 0.03	$ 1.85
Non-GAAP impairment of real estate[11]	$ (137,162)	$ (4,527)	$ (132,635)
Non-GAAP impairment of real estate[11]	$ (1.05)	$ (0.02)	$ (1.02)
Undepreciated book value	$ 1,139,814	$ (3,709)	$ 1,143,523
Undepreciated book value per share	$ 8.72	$ (0.03)	$ 8.75

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of March 31, 2025; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net book value to undepreciated book value

		As of March 31, 2025
GAAP net book value (excluding noncontrolling interests in investment entities)	$	1,034,924
Accumulated depreciation and amortization[10]		241,234
Non-GAAP impairment of real estate and foreign currency translation[11]		(132,635)
Undepreciated book value	$	1,143,523
GAAP net book value per share (excluding noncontrolling interests in investment entities)	$	7.92
Accumulated depreciation and amortization per share[10]		1.85
Non-GAAP impairment of real estate and foreign currency translation per share[11]		(1.02)
Undepreciated book value per share	$	8.75
Total common shares		130,658

In thousands, except per share data; as of March 31, 2025; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net income to Distributable Earnings and Adjusted Distributable Earnings

		Three Months Ended March 31, 2025
Net income attributable to BrightSpire Capital, Inc. common stockholders	$	5,342
Adjustments:		
Non-cash equity compensation expense		4,213
Depreciation and amortization		10,748
Net unrealized loss (gain):		
Other unrealized loss on investments		2
General CECL reserves		(9,018)
Loss on sales of real estate, preferred equity and investments in unconsolidated joint ventures		239
Adjustments related to noncontrolling interests		(172)
Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$	11,354
Distributable Earnings per share[24]	$	0.09
Weighted average number of shares of Class A common stock[24]		129,860

		Three Months Ended March 31, 2025
Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$	11,354
Adjustments:		
Specific CECL reserves		8,782
Adjusted Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$	20,136
Adjusted Distributable Earnings per share[24]	$	0.16
Weighted average number of shares of Class A common stock[24]		129,860

In thousands, except per share data; as of March 31, 2025; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net income to NOI

		Three Months Ended March 31, 2025
Net income attributable to BrightSpire Capital, Inc. common stockholders	$	5,342
Adjustments:		
Net income attributable to non-net leased and other real estate portfolios[25]		(6,287)
Net loss attributable to noncontrolling interests in investment entities		(1,634)
Amortization of above- and below-market lease intangibles		59
Net interest expense		39
Interest expense on real estate		7,940
Other income		(34)
Transaction, investment and servicing expense		38
Depreciation and amortization		10,519
Operating expense		1
Other loss on investments, net		742
Income tax expense		254
NOI attributable to noncontrolling interest in investment entities		(267)
Total NOI attributable to BrightSpire Capital, Inc. common stockholders	$	16,712

$ in thousands; as of March 31, 2025; unaudited
See footnotes in the appendix

FOOTNOTES

1. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash PIK interest income and the accrual of origination and exit fees. For W.A. calculations, unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate or benchmark floor as of March 31, 2025
2. Includes unrestricted cash and availability under the corporate revolving credit facility as of April 25, 2025. Excludes $56 million of approved but undrawn borrowings available on our credit facilities as of April 25, 2025
3. As of April 25, 2025
4. Debt-to-equity ratio based on BRSP's share of total outstanding unpaid principal balance ("UPB") divided by total stockholders' equity excluding the impact of accumulated depreciation and amortization on real estate investments and including the impact of non-GAAP impairment of real estate; stockholders' equity excludes noncontrolling interests in investment entities
5. For W.A. calculations, assumes the applicable floating benchmark rate or benchmark floor as of March 31, 2025 and is weighted on outstanding debt (UPB); excludes amortization of financing costs
6. Based on annualized Q1'25 quarterly dividend of $0.16/share and BRSP closing share price of $4.77 as of April 25, 2025
7. Reflects general CECL reserve as a % (or bps) of the aggregate commitment amount of the total loan portfolio excluding loans that were evaluated for specific CECL reserves
8. Includes one private equity secondary interest for approximately $2 million
9. Includes cash, restricted cash, net receivables, other assets, accrued and other liabilities, escrow deposits payable and dividends payable
10. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities
11. Reflects non-GAAP impairment of real estate related to nine properties as well as any related foreign currency translation; refer to page 24 for additional disclosure on undepreciated book value
12. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at BRSP share as of March 31, 2025
13. Represents the remaining loan term based on the maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at BRSP share as of March 31, 2025
14. Represents loan fundings related to the existing loan portfolio as of March 31, 2025
15. During the first quarter of 2025, the Company consolidated a multifamily loan in Mesa, Arizona as the primary beneficiary of the VIE. As a result, the property was consolidated as real estate (included in the Other Real Estate segment) and removed from loans held from investment, net
16. Other includes non-cash payment-in-kind ("PIK") interest income, accrual of origination and exit fees, write downs / charge-offs of CECL reserves and other adjustments
17. Represents the percent leased as of March 31, 2025 and is weighted by undepreciated carrying value
18. Based on in-place leases (defined as occupied and paying leases) as of March 31, 2025 and assumes that no renewal options are exercised. W.A. calculation based on undepreciated carrying value; excludes multifamily property type
19. Debt-to-asset ratio based on total outstanding UPB at BRSP share divided by total assets at BRSP share excluding the impact of accumulated depreciation and amortization on real estate investments and including the impact of non-GAAP impairment of real estate
20. Subject to customary non-recourse carve-outs
21. W.A. calculation based on outstanding debt (UPB)
22. Represents interests in assets held by third party partners
23. Represents the proportionate share attributed to BRSP based on BRSP's ownership percentage by asset
24. The Company calculates Distributable Earnings and Adjusted Distributable Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares
25. Net (income) loss attributable to non-net leased and other real estate portfolios includes net (income) loss on our senior and mezzanine loans and preferred equity and corporate and other business segments

COMPANY INFORMATION

BrightSpire Capital (NYSE: BRSP) is internally managed and one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. BrightSpire Capital is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.brightspire.com.

HEADQUARTERS

New York
590 Madison Avenue
33rd Floor
New York, NY 10022
212-547-2631

STOCK & TRANSFER AGENT

EQ (Equiniti Trust Company, LLC)
800-937-5449
helpast@equiniti.com

ANALYST COVERAGE

B. Riley
Randy Binner
703-312-1890

BTIG
Thomas Catherwood
212-738-6140

Barclays
Terry Ma
212-526-7965

JMP Securities
Steve DeLaney
212-906-3517

BofA Securities
Eric Dray
646-855-5780

Jones Research
Jason Weaver
646-454-2710

Alliance Global Partners
Gaurav Mehta
646-908-3825

WWW.BRIGHTSPIRE.COM

NYSE: BRSP

INVESTOR RELATIONS

ADDO Investor Relations
Anne McGuinness
310-829-5400
brsp@addo.com

BRIGHTSPIRE CAPITAL


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BRIGHTSPIRE CAPITAL